                                                                     EXHIBIT 1.1

                       CHARMING SHOPPES RECEIVABLES CORP.,
                                    as Seller

                            SPIRIT OF AMERICA, INC.,
                                   as Servicer

             CHARMING SHOPPES MASTER TRUST ASSET BACKED CERTIFICATES

                                 April __, 1999

                         FORM OF UNDERWRITING AGREEMENT
                                (Standard Terms)


Bear, Stearns & Co. Inc.,
   as Underwriter or as a Representative
   of the Underwriters named in the Terms Agreement
245 Park Avenue
New York, New York  10167


Ladies and Gentlemen:

            Charming Shoppes Receivables Corp. ("CSRC") has duly authorized the issuance of the Series of Asset Backed Certificates designated in the applicable Terms Agreement (as hereinafter defined) and the sale, pursuant to this Agreement of the Class A Asset Backed Certificates (the "Class A Certificates") and the Class B Asset Backed Certificates (the "Class B Certificates") included in such series (such Class A Certificates and the Class B Certificates, collectively, the "Certificates"). The Certificates will be issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997, as amended by the First Amendment thereto dated as of _________, 1999 (the "First Amendment"). Such Second Amended and Restated Pooling and Servicing Agreement as so amended is among CSRC, as Seller, Spirit of America, Inc., as Servicer and First Union National Bank, as trustee (the "Trustee") (the Second Amended and Restated Pooling and Servicing Agreement as amended by the First Amendment and as amended from time to time hereafter is, in this Agreement referred to as the "Pooling and Servicing Agreement"). The terms of the Certificates as well as the Class C Certificates and Class D Certificates described herein will be set forth in the Series Supplement having the date stated in the applicable Terms Agreement, among CSRC, as Seller, Spirit of America, Inc., as Servicer, and the Trustee (the "Supplement").

            The Certificates designated in the applicable Terms Agreement may be sold in a public offering by the Trust (as hereinafter defined) through Bear, Stearns & Co. Inc. ("Bear Stearns"), as sole underwriter, or through certain underwriters which include Bear Stearns, one or more of which may with Bear Stearns act as representative of such underwriters listed on Schedule I to the applicable Terms Agreement (any underwriter through which Certificates are sold shall be referred to herein as an "Underwriter" or, collectively, all such underwriters may be referred to as the "Underwriters"; any representatives thereof may be referred to herein as a "Representative," which, if the context herein does require, shall include Bear Stearns in its capacity as sole underwriter of any Series, or the "Representatives"). The Certificates sold to the Underwriters for which Bear Stearns is a Representative shall be sold pursuant to a Terms Agreement by and among CSRC, Fashion Service Corp. ("FSC"), Spirit of America, Inc. ("SOAI"), and the Underwriters, a form of which is attached hereto as Exhibit A (a "Terms Agreement"), which incorporates by reference this Underwriting Agreement (the "Agreement," which may include the applicable Terms Agreement if the context so requires). The standard provisions set forth herein shall not be construed as an obligation of CSRC to sell any of the Certificates. The obligation of CSRC to sell the Certificates shall be evidenced by the applicable Terms Agreement.

            Credit enhancement for the Certificates will be provided by the issuance, as part of the same series as the Certificates, of two subordinated classes, designated as the Class C Asset Backed Certificates (the "Class C Certificates") and the Class D Asset Backed Certificates (the "Class D Certificates"). The Class C Certificates will be sold in a private transaction and not pursuant to this Agreement. The Class D Certificates will be sold in a private transaction and not pursuant to this Agreement and all or a portion of the Class D Certificates may be purchased by an affiliate of CSRC. The term "applicable Terms Agreement" means the Terms Agreement dated the date hereof. Each Certificate will represent a specified percentage of undivided interest in the Charming Shoppes Master Trust (the "Trust"). The assets of the Trust include, among other things, certain amounts due (the "Receivables") on a pool of private label credit card accounts owned by Spirit of America National Bank (the "Bank") and proceeds of credit insurance policies relating to the Receivables. The Receivables originated by the Bank have been and will be conveyed to and purchased by CSRC under the terms of a Purchase and Sale Agreement dated as of November 25, 1997 (the "Purchase Agreement"). To the extent not defined herein, capitalized terms used herein shall have the meanings specified in the Pooling and Servicing Agreement.

            Unless otherwise stated herein or in the applicable Terms Agreement, as the context otherwise requires or if such term is otherwise defined in the Pooling and Servicing Agreement, each capitalized term used or defined herein or in the applicable Terms Agreement shall relate only to the Certificates designated in the applicable Terms Agreement and no other Asset Backed Certificates issued by the Trust.

            CSRC has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (having the registration number stated in the applicable Terms Agreement), including a form of prospectus, relating to the Certificates. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is referred to in the Agreement as the "Registration Statement," and the form of prospectus relating to the applicable Certificates, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in such prospectus under the Act, is referred to in this Agreement as the "Prospectus."

            Upon the execution of the applicable Terms Agreement, CSRC agrees with the Underwriters as follows:

            1. Subject to the terms and conditions herein set forth and in the applicable Terms Agreement, CSRC agrees to sell and deliver the Certificates to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from CSRC the respective principal amount of the Class A Certificates set forth opposite such Underwriter's name in the applicable Terms Agreement and the respective principal amount of the Class B Certificates set forth opposite such Underwriter's name in the applicable Terms Agreement. The Certificates are to be purchased by the Underwriters at the purchase price or purchase prices set forth in such Terms Agreement.

            2. CSRC understands that the Underwriters intend (i) to make a public offering of their respective portions of the Certificates as soon after the Registration Statement and this Agreement and the applicable Terms Agreement have become effective as in the judgment of the Representative is advisable and
(ii) initially to offer the Certificates upon the terms set forth in the Prospectus.

            3. Unless otherwise provided in the applicable Terms Agreement, payment for Certificates shall be made to CSRC or to its order by wire transfer of same day funds at the offices of Mayer, Brown & Platt in Chicago, Illinois at 9:00 a.m., Central time, on the Closing Date (as hereinafter defined), or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and CSRC may agree upon in writing. The time and date of such payment for the applicable Series of Certificates are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. Unless otherwise provided in the applicable Terms Agreement, payment for the Certificates shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Certificates registered in the name of Cede & Co. as nominee of The Depository Trust Company and in such denominations as the Representative shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Certificates duly paid by FSC. The Certificates will be made available for inspection by the Representative at the offices of Mayer, Brown & Platt not later than five hours before the close of business in New York City on the Business Day prior to the Closing Date.

            4. Upon the execution of the applicable Terms Agreement, CSRC represents and warrants to and agrees with each Underwriter that:

            (a) The Registration Statement on Form S-1 (having the registration number stated in the applicable Terms Agreement), including the Prospectus and such amendments thereto as may have been required on the date of the applicable Terms Agreement, relating to the Certificates, has been filed with the Commission, and such Registration Statement as amended has been declared effective by the Commission. The conditions to the use of a registration statement on Form S-1 under the Act as set forth in the General Instructions to Form S-1 have been satisfied with respect to CSRC and the Registration Statement.

            (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of CSRC, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of the applicable Terms Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b), such documents will conform in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of the applicable Terms Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that CSRC makes no representations or warranties with respect to the Underwriters' Information.

            (c) As of the Closing Date, the representations and warranties of CSRC, as Seller, in the Pooling and Servicing Agreement will be true and correct in all material respects, except as they expressly relate to prior dates.

            (d) CSRC is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing (or is exempt from such requirements) under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on CSRC and its Affiliates, taken as a whole.

            (e) The Certificates have been duly authorized, and, when issued and delivered pursuant to the Pooling and Servicing Agreement and the Supplement, duly authenticated by the Trustee and paid for by the Underwriters in accordance with the terms of this Agreement and the applicable Terms Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Pooling and Servicing Agreement and the Supplement; each of the Pooling and Servicing Agreement, the Supplement and the Purchase Agreement have been duly authorized, executed and delivered by CSRC and constitute the valid, binding and enforceable agreements of CSRC and this Agreement and the applicable Terms Agreement have been duly authorized by CSRC and when executed and delivered by CSRC, SOAI, FSC and the other parties thereto, each of this Agreement and the applicable Terms Agreement will constitute a valid, binding and enforceable agreement of CSRC; provided that with respect to all such documents such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy; and, the Class C Certificates and the Class D Certificates have been duly authorized, and, when issued and delivered pursuant to the Pooling and Servicing Agreement and the Supplement, duly authenticated by the Trustee and paid for by the respective purchasers thereof, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Pooling and Servicing Agreement and the Supplement and will be subordinated to the Certificates and provide credit enhancement for the Certificates.

            (f) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by CSRC for the consummation of the transactions contemplated by this Agreement, the applicable Terms Agreement, the Purchase Agreement, the Pooling and Servicing Agreement or the Supplement or for the issuance of the Certificates or the Class C Certificates or the Class D Certificates except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect CSRC's and the Trust's interest in the Receivables.

            (g) CSRC is not in violation of its Certificate of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound which would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement and the Supplement. The execution, delivery and performance of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Supplement, the Purchase Agreement, and the issuance and sale of the Certificates, the Class C Certificates and the Class D Certificates and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over CSRC or any of its properties or any agreement or instrument to which CSRC is a party or by which CSRC is bound or to which any of the properties of CSRC is subject, or the Certificate of Incorporation or By-laws of CSRC.

            (h) CSRC has full power and authority to authorize, issue and sell the Certificates as contemplated by this Agreement and the applicable Terms Agreement and to enter into this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Supplement, the Purchase Agreement and to issue the Class C Certificates and Class D Certificates.

            (i) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of CSRC, threatened to which any of CSRC or its Affiliates is or may be a party or to which any property of CSRC or its Affiliates is or may be the subject which, if determined adversely to CSRC, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of CSRC and its Affiliates, taken as a whole or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

            (j) This Agreement and the applicable Terms Agreement have been duly executed and delivered by CSRC.

            (k) Except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of CSRC or any of its subsidiaries since ___________ __, 1999.

            (l) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Supplement, the Purchase Agreement, the Certificates, the Class C Certificates and the Class D Certificates shall have been paid or will be paid by or on behalf of CSRC at or prior to the Closing Date to the extent then due.

            5. Upon the execution of the applicable Terms Agreement, FSC represents and warrants to and agrees with each Underwriter that:

            (a) FSC is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing (or is exempt from such requirements) under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on FSC and its Affiliates, taken as a whole.

            (b) The Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has full corporate power, authority and legal right to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing (or is exempt from such requirements) under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Bank and its Affiliates, taken as a whole.

            (c) As of the Closing Date, the representations and warranties of the Bank in the Purchase Agreement will be true and correct in all material respects, except as they expressly relate to prior dates.

            (d) The Purchase Agreement has been duly authorized, executed and delivered by the Bank and constitutes the valid, binding and enforceable agreement of the Bank, and this Agreement and the applicable Terms Agreement have been duly authorized by FSC and, when executed and delivered by FSC, CSRC and SOAI, each of this Agreement and the applicable Terms Agreement will constitute a valid, binding and enforceable agreement of FSC; provided that, with respect to each of such documents, such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, the rights of creditors of national banking associations and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

            (e) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by FSC for the consummation of the transactions contemplated by this Agreement and the applicable Terms Agreement, or by the Bank for the consummation of the transactions contemplated by the Purchase Agreement, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Seller's and the Trust's interest in the Receivables.

            (f) FSC is not in violation of its Certificate of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein. The execution, delivery and performance of this Agreement and the applicable Terms Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over FSC; or any of its properties or any agreement or instrument to which FSC is a party or by which FSC is bound or to which any of the property of FSC is subject, or the Certificate of Incorporation or By-Laws of FSC.

            (g) The Bank is not in violation of its Articles of Association or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated in the Purchase Agreement, the Pooling and Servicing Agreement and the Supplement. The execution, delivery and performance of the Purchase Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Bank; or any of its properties or any agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the property of the Bank is subject, or the Articles of Association or By-Laws of the Bank.

            (h) The Bank had at the time of execution thereof and continues to have full power and authority to enter into the Purchase Agreement and convey the Receivables as provided therein and carry out the other obligations of the Bank therein, and FSC has full power and authority to enter into the applicable Terms Agreement and to enter into this Agreement.

            (i) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of FSC, threatened to which any of FSC or its Affiliates is or may be a party or to which any property of FSC or its Affiliates is or may be the subject which, if determined adversely to FSC, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of FSC and its Affiliates, taken as a whole or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

            (j) This Agreement and the applicable Terms Agreement have been duly executed and delivered by FSC.

            (k) Except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of FSC or any of its subsidiaries since ___________ __, 1999.

            (l) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement and the applicable Terms Agreement shall have been paid or will be paid by or on behalf of FSC at or prior to the Closing Date to the extent then due.

            6. Upon the execution of the applicable Terms Agreement, SOAI represents and warrants to and agrees with each Underwriter that:

            (a) As of the Closing Date, the representations and warranties of SOAI in the Pooling and Servicing Agreement will be true and correct in all material respects, except as they expressly relate to prior dates.

            (b) SOAI is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing (or is exempt from such requirements) under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on SOAI and its Affiliates, taken as a whole.

            (c) The First Amendment has been duly authorized, executed and delivered by the Servicer and was entered into in full compliance with the terms of the Pooling and Servicing Agreement as it existed immediately prior to such amendment.

            (d) The Pooling and Servicing Agreement and the Supplement have been duly authorized, executed and delivered by SOAI and constitute the valid, binding and enforceable agreements of SOAI and this Agreement and the applicable Terms Agreement have been duly authorized by SOAI and when executed and delivered by SOAI, CSRC and FSC, this Agreement and the applicable Terms Agreement will constitute a valid, binding and enforceable agreement of SOAI; provided that, with respect to each of such documents, such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

            (e) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by SOAI for the consummation of the transactions contemplated by this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement or the Supplement except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's interest in the Receivables.

            (f) SOAI is not in violation of its Certificate of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound which would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement and the Supplement. The execution, delivery and performance of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement and the Supplement and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over SOAI; or any of its properties or any agreement or instrument to which SOAI is a party or by which SOAI is bound or to which any of the properties of SOAI is subject, or the Certificate of Incorporation or By-Laws of SOAI; and SOAI has full power and authority to enter into this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement and the Supplement.

            (g) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of SOAI, threatened to which any of SOAI or its Affiliates is or may be a party or to which any property of SOAI or its Affiliates is or may be the subject which, if determined adversely to SOAI, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of SOAI and its Affiliates, taken as a whole or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

            (h) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by SOAI.

            (i) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement and the Supplement shall have been paid or will be paid by or on behalf of SOAI at or prior to the Closing Date to the extent then due.

            7. Upon the execution of the applicable Terms Agreement, CSRC covenants and agrees with the several Underwriters that:

            (a) CSRC will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Act.

            (b) CSRC will deliver, at the expense of CSRC, to the Representative, two signed copies of the Registration Statement and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each amendment thereto, in each case without exhibits, and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request.

            (c) Before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, CSRC will furnish to the Representative a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representative reasonably objects.

            (d) CSRC will advise the Representative promptly, and will confirm such advice in writing, (i) when the Registration Statement shall become effective, (ii) when any amendment to the Registration Statement shall become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (v) of the receipt by CSRC of any notification with respect to any suspension of the qualification of the Certificates for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (e) CSRC will if (i) during such period of time after the first date of the public offering of the Certificates as in the opinion of counsel for the Underwriters a Prospectus relating to the Certificates is required by law to be delivered in connection with sales by an Underwriter or dealer, (ii) any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or (iii) it is necessary to amend or supplement the Prospectus to comply with the law, forthwith prepare and furnish, at the expense of CSRC, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to CSRC) to which Certificates may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the law.

            (f) CSRC will endeavor to qualify the Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Certificates and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Certificates for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that CSRC shall not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that

      CSRC shall not be required to file a general consent to service of process in any jurisdiction.

            (g) On or before December 31 of the year following the year in which the Closing Date occurs, CSRC will cause the Trust to make generally available to Certificateholders and to the Representative as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Trust occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

            (h) So long as any of the Certificates are outstanding, CSRC will furnish to the Representative copies of all reports or other communications (financial or other) furnished to holders of the Certificates and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

            (i) For a period from the date of this Agreement until the retirement of the Certificates (x) CSRC will furnish to the Representative copies of each certificate and the annual statements of compliance delivered to the Trustee pursuant to Article III of the Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to
      Article III of the Pooling and Servicing Agreement, by first-class mail as soon as practicable after such statements and reports are furnished to the Trustee, and (y) on each Determination Date or as soon thereafter as practicable, CSRC will give notice by telex or telecopy to the Representative of the Pool Factor as of the related Record Date.

            (j) During the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, CSRC will not offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by CSRC which are substantially similar to the Certificates without the prior written consent of the Representative.

            (k) CSRC will cause the Certificates to be registered in a timely manner pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            8. Upon the execution of the applicable Terms Agreement, FSC, CSRC and SOAI each severally covenant and agree with the several Underwriters that to the extent, if any, that the rating provided with respect to the Certificates by the rating agency or rating agencies rating the Certificates (the "Rating Agency") is conditional upon the furnishing of documents or the taking of any other action by CSRC, FSC, the Bank or SOAI agreed upon on or prior to the Closing Date, CSRC, FSC, the Bank and SOAI each shall use its best efforts to furnish such documents and take any such other action.

            9. CSRC will pay all costs and expenses incident to the performance of its obligations under this Agreement and the related Terms Agreement, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Certificates, (ii) incident to the preparation, printing and filing under the Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Certificates under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with the National Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement and any Blue Sky Memorandum and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus as herein provided, (vi) the fees and disbursements of CSRC's counsel and accountants, and (vii) payable to each Rating Agency in connection with the rating of the Certificates.

            10. The several obligations of the Underwriters hereunder are subject to the performance by each of CSRC, FSC and SOAI of its obligations hereunder and under the applicable Terms Agreement and to the following additional conditions:

            (a) On or prior to the date of this Agreement, the Representative shall have received a letter, dated the date of the applicable Terms Agreement, of Ernst & Young LLP (or such other independent accountants as shall be named in the applicable Terms Agreement) confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and substantially in the form heretofore agreed and otherwise in form and in substance satisfactory to the Representative and its counsel.

            (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 7(a) of this Agreement; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of CSRC, threatened by the Commission, and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Representative.

            (c) The representations and warranties of each of CSRC, FSC and SOAI contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date, and each of CSRC, FSC and SOAI shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and under the applicable Terms Agreement at or prior to the Closing Date.

            (d) The Representative shall have received an opinion of Colin D. Stern, Esq., Executive Vice President and General Counsel of Charming Shoppes, Inc. (or such other counsel as may be named in the applicable Terms Agreement), dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) CSRC is duly organized, validly existing and in good
            standing under the laws of the State of Delaware; SOAI is duly organized, validly existing and in good standing under the laws of the State of Delaware; FSC is duly organized, validly existing and in good standing under the laws of the State of Delaware; the Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America; neither CSRC, SOAI, FSC nor the Bank is required to qualify, nor to register as a foreign corporation, in any state in order to conduct its business, except those states where it has so qualified or registered or where the failure to so qualify or register would not have a material adverse effect upon the Certificateholders; each of CSRC, SOAI, FSC and the Bank has full power and authority to own its assets and to transact its business as described in the Prospectus; and the Bank had at all relevant times, and now has, the power, authority and legal right to acquire and own the Accounts and sell and convey the Receivables; CSRC had all relevant times and now has the power, authority and legal right to purchase, own and sell the Receivables;

                  (ii) CSRC has and at all relevant times had the power and
            authority to execute and deliver this Agreement, the applicable Terms Agreement, the Purchase Agreement, the Pooling and Servicing Agreement and the Supplement and to consummate the transactions contemplated herein and therein; SOAI has the power and authority to execute and deliver this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement and the Supplement and to consummate the transactions contemplated herein and therein; FSC has the power and authority to execute and deliver this Agreement and the applicable Terms Agreement; and the Bank has the power and authority to execute and deliver the First Amendment and the Purchase Agreement and to consummate the transactions contemplated herein and therein;

                  (iii) Neither the execution, delivery and performance by CSRC of its obligations under this Agreement, the applicable Terms Agreement, the Purchase Agreement, the Supplement or the Pooling and Servicing Agreement, the purchase of the Receivables or the transfer of the Receivables to the Trust, the issuance and sale of the Certificates, the issuance and sale of the Class C Certificates and the Class D Certificates nor the consummation of any other of the transactions contemplated herein, in the applicable Terms Agreement, the Purchase Agreement, the Supplement or the Pooling and Servicing Agreement will conflict with, result in a breach of or violation of any material term of, or constitute a default under, the certificate of incorporation or by-laws of CSRC, each as amended, or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over CSRC or the material terms of any material indenture or other material agreement or instrument known to such counsel to which CSRC is a party or by which it or its properties are bound (except as set forth in such opinion or the Prospectus);

                  (iv) Neither the execution, delivery and performance by SOAI of its obligations under this Agreement, the applicable Terms Agreement, the Supplement, the Pooling and Servicing Agreement nor the consummation of any other of the transactions contemplated herein, in the applicable Terms Agreement, the Supplement, the Pooling and Servicing Agreement, will conflict with, result in a breach of or violation of any material term of, or constitute a default under, the certificate of incorporation or by-laws of SOAI, each as amended, or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over SOAI or the material terms of any material indenture or other material agreement or instrument known to such counsel to which SOAI is a party or by which it or its properties are bound (except as set forth in such opinion or the Prospectus);

                  (v) Neither the execution, delivery and performance by FSC of its obligations under this Agreement and the applicable Terms Agreement nor the consummation of any other of the transactions contemplated herein or in the applicable Terms Agreement, will conflict with, result in a breach or violation of any material term of, or constitute a default under, the Certificate of Incorporation or By-Laws of FSC, each as amended, or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over FSC or the material terms of any material indenture or other material agreement or instrument known to such counsel to which FSC is a party or by which it or its properties are bound (except as set forth in such opinion or the Prospectus);

                  (vi) Neither the execution, delivery and performance by the
            Bank of its obligations under the Purchase Agreement or the First Amendment nor the consummation of any other of the transactions contemplated in the Supplement or the First Amendment, will conflict with, result in a breach of or violation of any material term of, or constitute a default under, the Articles of Association or By-Laws of the Bank, each as amended, or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank or the material terms of any material indenture or other material agreement or instrument known to such counsel to which the Bank is a party or by which it or its properties are bound (except as set forth in such opinion or the Prospectus);

                  (vii) Except as otherwise disclosed in the Prospectus or the
            Registration Statement, there are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge, threatened before any court, administrative agency or other tribunal
            (A) asserting the invalidity of this Agreement, the applicable Terms Agreement, the Purchase Agreement, the Supplement, the Pooling and Servicing Agreement or the Certificates or the Class C Certificates or the Class D Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the applicable Terms Agreement, the Purchase Agreement, the Supplement or the Pooling and Servicing Agreement or the Certificates, which might materially and adversely affect the performance by any of CSRC, SOAI, FSC or the Bank of its obligations under, or the validity or enforceability of, this Agreement, the applicable Terms Agreement, the Purchase Agreement, the Supplement, the Pooling and Servicing Agreement or the Certificates, or (C) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Prospectus under the headings "Summary -- Tax Status" and "U.S. Federal Income Tax Consequences"; and

                  (viii) Each of the applicable Terms Agreement, incorporating by reference this Agreement, the Pooling and Servicing Agreement, the First Amendment, the Supplement and the Purchase Agreement has been duly authorized, executed and delivered by CSRC; each of the applicable Terms Agreement, incorporating by reference this Agreement, the Pooling and Servicing Agreement, the First Amendment and the Supplement has been duly authorized, executed and delivered by SOAI; the applicable Terms Agreement, incorporating by reference this Agreement, has been delivered authorized, executed and delivered by FSC; and the First Amendment and the Purchase Agreement have been duly authorized, executed and delivered by the Bank.

            (e) The Representative shall have received an opinion of Mayer, Brown & Platt (or such other counsel as may be named in the applicable Terms Agreement), special counsel for CSRC, SOAI, FSC and the Bank dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) The Certificates have been duly authorized and, when
            executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered and paid for pursuant to this Agreement and the applicable Terms Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement and the Supplement;

                  (ii) No consent, approval, authorization or order of, or
            filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated herein, in the applicable Terms Agreement, the Pooling and Servicing Agreement, the Supplement or the Purchase Agreement, except for such consents, approvals, orders or filings as may be required under federal or state securities laws and any UCC-1 financing statements that will be filed on or about the Closing Date;

                  (iii) The applicable Terms Agreement, incorporating by
            reference this Agreement, the Purchase Agreement, the Pooling and Servicing Agreement, the First Amendment and the Supplement each constitutes the legal, valid and binding agreement of CSRC, enforceable against CSRC in accordance with its terms, the applicable Terms Agreement, incorporating by reference this Agreement, the Pooling and Servicing Agreement, the First Amendment and the Supplement each constitutes the legal, valid and binding agreement of SOAI, enforceable against SOAI in accordance with its terms; the applicable Terms Agreement, incorporating by reference this Agreement, constitutes the legal, valid and binding agreement of FSC; and the First Amendment and the Purchase Agreement each constitutes the legal, valid and binding agreement of the Bank enforceable against the Bank in accordance with its terms; provided that, as to enforcement, such opinions are subject to (A) the effect of bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights in general and the rights of creditors of national banking associations, (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability where such indemnification is contrary to public policy;

                  (iv) The Registration Statement has become effective under the
            Act and the Prospectus has been filed with the Commission pursuant to Rule 424(b) promulgated under the Act; to the best of such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and the Registration Statement and the Prospectus (other than the financial and statistical information therein as to which such counsel express no opinion) as of their respective effective date or date of issuance complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;

                  (v) This Agreement, the applicable Terms Agreement, the
            Pooling and Servicing Agreement, the Supplement, the Purchase Agreement and the Certificates conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                  (vi) The Pooling and Servicing Agreement and the Supplement
            will not be required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not now, and immediately following the sale of the Certificates pursuant hereto, will not be required to be registered under the Investment Company Act of 1940, as amended;

                  (vii) The disclosure in the Prospectus of certain legal
            proceedings, contracts and other documents and the filing of such contracts and documents as exhibits to the Registration Statement are appropriately responsive in all material respects to the applicable requirements of the Act and the rules and regulations promulgated thereunder;

                  (viii) The statements in the Prospectus under the heading
            "U.S. Federal Income Tax Consequences" and the summary thereof under the heading "Summary -- Tax Status," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

                  (ix) The statements in the Prospectus under the headings
            "Certain Legal Aspects of the Receivables" and "ERISA
            Considerations," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

                  (x) For federal income tax purposes, the Trust will be
            disregarded and treated as a mere security device and the Certificates will be characterized as indebtedness of CSRC that is secured by the Receivables and the issuance of the Certificates will not be treated as a sale of the Receivables by CSRC; and

                  (xi) Neither the execution, delivery and performance by CSRC of its obligations under this Agreement, the applicable Terms Agreement, the Supplement, the Pooling and Servicing Agreement or the Purchase Agreement, the purchase of the Receivables and the transfer of the Receivables to the Trust, the issuance and sale of the Certificates nor the consummation of any of the other transactions contemplated herein, in the applicable Terms Agreement, the Supplement, the Pooling and Servicing Agreement or the Purchase Agreement will conflict with, result in a breach of or violation of any rule, statute or regulation (including federal banking laws), or any order or decree known to us, of any regulatory body, administrative agency or governmental body having jurisdiction over CSRC.

                  (xii) Neither the execution, delivery and performance by SOAI of its obligations under this Agreement, the applicable Terms Agreement, the Supplement or the Pooling and Servicing Agreement, nor the consummation of any of the other transactions contemplated herein, in the applicable Terms Agreement, the Supplement or the Pooling and Servicing Agreement, will conflict with, result in a breach of or violation of any rule, statute or regulation (including federal banking laws), or any order or decree known to us, of any regulatory body, administrative agency or governmental body having jurisdiction over SOAI.

                  (xiii) Neither the execution, delivery and performance by FSC of its obligations under this Agreement and the applicable Terms Agreement nor the consummation of any of the other transactions contemplated herein and in the applicable Terms Agreement, will conflict with, result in a breach or violation of any rule, statute or regulation including federal banking laws, or any order or decree known to us, of any regulatory body, administrative agency or governmental body having jurisdiction over FSC;

                  (xiv) Neither the execution, delivery and performance by the
            Bank of its obligations under this Agreement, the applicable Terms Agreement or the Purchase Agreement, the conveyance of the Receivables, nor the consummation of any of the other transactions contemplated herein, in the applicable Terms Agreement, the Supplement or the Pooling and Servicing Agreement nor the

            Purchase Agreement, will conflict with, result in a breach of or violation of any rule, statute or regulation (including federal banking laws), or any order or decree known to us, of any regulatory body, administrative agency or governmental body having jurisdiction over the Bank.

                  Such counsel also shall state that they have participated in conferences with officers and other representatives of CSRC, SOAI, FSC, the Bank and the Underwriters, counsel to the Underwriters, representatives of the independent accountants for CSRC, SOAI, FSC and the Bank and the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although they are not passing upon and do not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (vii) and (ix) above) and have made no independent check or verification thereof for the purpose of rendering their opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representatives of CSRC, SOAI, FSC and the Bank), nothing has come to such counsel's attention that leads such counsel to believe that either the Registration Statement, as of its effective date, or the Prospectus as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that such counsel express no view with respect to the financial and statistical data included in the Registration Statement or the Prospectus.

            (f) The Representative shall have received an opinion or opinions of Mayer, Brown & Platt (or such other counsel as may be named in the applicable Terms Agreement), special counsel for the Bank and CSRC, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to certain matters relating to the transfer of the Receivables to CSRC and to the Trust, with respect to the perfection of the Trust's interest in the Receivables, with respect to the security interest of any Receivable Purchaser in the assets of the Trust not being superior to the security interest of the Trustee in the assets of the Trust held for the benefit of the Investor Certificateholders, with respect to the applicability of certain provisions of the National Bank Act and the Federal Deposit Insurance Act, as amended by the Financial Institutions, Reform, Recovery and Enforcement Act of 1989 with respect to the effect of receivership of the Bank on such interest in the Receivables, and with respect to other related matters in a form previously approved by the Representative and its counsel.

            (g) The Representative shall have received from Orrick, Herrington & Sutcliffe LLP (or such other counsel as may be named in the applicable Terms Agreement), special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, in form and substance satisfactory to the Representative, with respect to the organization of each of CSRC, SOAI, FSC and the Bank, the validity of the Certificates, the Registration Statement, the Prospectus and other related matters as the Representative may require, and each of CSRC and FSC shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

            (h) The Representative shall have received a certificate or certificates, dated the Closing Date, of a Vice President or more senior officer of each of CSRC, SOAI and FSC in which such officer, to the best of his or her knowledge after reasonable investigation, shall state that
      (A) the representations and warranties of each of CSRC, SOAI and FSC in this Agreement are true and correct in all material respects on and as of the Closing Date, (B) each of CSRC, SOAI and FSC has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the applicable Terms Agreement at or prior to the Closing Date, (C) the representations and warranties of CSRC, SOAI and the Bank, respectively in the Supplement, in the Pooling and Servicing Agreement and in the Purchase Agreement are true and correct as of the dates specified in the Supplement, in the Pooling and Servicing Agreement and in the Purchase Agreement, and are true on the Closing Date except to the extent such representations and warranties relate to an earlier date,
      (D) the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission and (E) subsequent to the date of the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of CSRC, SOAI or FSC or any of their respective Affiliates except as set forth in or contemplated in the Registration Statement and the Prospectus or as described in such certificate;

            (i) The Representative shall have received an opinion of Squire, Sanders & Dempsey LLP, special counsel for CSRC, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to the characterization of the Certificates under Ohio tax law; and, with respect to the perfection of the Trust's interest in the Receivables and with respect to other related matters in a form previously approved by the Representative and its counsel.

            (j) The Representative shall have received an opinion of [Pepper, Hamilton & Scheetz] (or such other counsel as may be named in the applicable Terms Agreement), counsel to the Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) The Trustee is a national banking association duly
            organized, validly existing and in good standing under the laws of the United States of America, has full power and authority to transact the business of banking and has the power and authority to enter into and to perform all actions required of it under the Pooling and Servicing Agreement and the Supplement;

                  (ii) Each of the Pooling and Servicing Agreement and the
            Supplement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Trustee, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as well as concepts of reasonableness, good faith and fair dealing;

                  (iii) The Certificates have been duly authenticated and
            delivered by the Trustee;

                  (iv) The execution and delivery of the Pooling and Servicing
            Agreement and the Supplement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of Pennsylvania governing the banking or trust powers of the Trustee, or (B) the Certificate of Incorporation or By-laws of the Trustee; and

                  (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of Pennsylvania having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement and the Supplement or the performance by the Trustee thereunder.

            (k) The Representative shall have received a letter, dated the Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section 10.

            (l) The Representative shall have received evidence satisfactory to it that the Certificates shall be rated in accordance with the applicable Terms Agreement by each Rating Agency.

            CSRC will furnish the Representative, or cause the Representative to be furnished with, such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests.

                  11. (a) Each of CSRC, SOAI and FSC agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if CSRC shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to CSRC in writing by such Underwriter through the Representative expressly for use in the Prospectus. Each of CSRC, SOAI and FSC hereby acknowledge that the only information relating to any Underwriter furnished to CSRC for use in the Prospectus is the following (the "Underwriters' Information"): the information on the cover page in the chart under the headings Class A Certificates and Class B Certificates, the "Price to public for certificate"; the first sentence under the caption "Risk Factors--It may not be possible to find an investor to purchase your certificates"; and, under the caption "Underwriting," the information in the table, the second and third paragraphs following the table and the last paragraph under such "Underwriting" caption. The Underwriters agree, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased Certificates if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if CSRC shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Certificates to such person.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of CSRC, SOAI and FSC, its directors, its officers who sign the Registration Statement and each person who controls CSRC, SOAI or FSC within the meaning of Section 15 of the Securities Act and
      Section 20 of the Exchange Act, to the same extent as the indemnity from each of CSRC, SOAI and FSC to each Underwriter in paragraph (a) of this
      Section 11, but only with reference to the Underwriters' Information.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 11, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and reasonable expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or

      (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by the Representative and any such separate firm for CSRC, SOAI and FSC, its directors, its officers who sign the Registration Statement and such control persons of CSRC, SOAI and FSC or authorized representatives shall be designated in writing by CSRC, SOAI and FSC. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

            (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 11 is unavailable to an Indemnified Person in respect of all losses, claims, damages, liabilities or expenses referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by CSRC, SOAI and FSC on the one hand and the Underwriters on the other hand from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of CSRC, SOAI and FSC on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relative equitable considerations. The relative benefits received by CSRC, SOAI and FSC on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Certificates (before deducting expenses) received by CSRC and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Certificates. The relative fault of CSRC, SOAI and FSC on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CSRC, SOAI or FSC or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) CSRC, SOAI and FSC and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (d) of this
      Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in such paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) of this Section 11 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other reasonable expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the underwriting discount on the Certificates purchased by such Underwriter exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to the respective principal amount of the Certificates set forth opposite their names in Schedule I to the Terms Agreement and not joint.

            The indemnity and contribution agreements contained in this Section 11 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

            The indemnity and contribution agreements contained in this Section 11 and the representations and warranties of each of CSRC, SOAI and FSC set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or by or on behalf of each of CSRC, SOAI and the Bank, its officers or directors or any other person controlling each of CSRC, SOAI and the Bank and (iii) acceptance of and payment for any of the Certificates.

            12. Notwithstanding anything herein contained, this Agreement and the applicable Terms Agreement may be terminated in the absolute discretion of the Representative, by notice given to CSRC, if after the execution and delivery of this Agreement and the applicable Terms Agreement and prior to the Closing Date (i) there has occurred any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operation of CSRC, SOAI or FSC or Charming Shoppes, Inc., and their respective subsidiaries, taken as a whole, the effect of which in the reasonable judgment of the Representative after consultation with CSRC, SOAI, FSC and Charming Shoppes, Inc. materially impairs the investment quality of the Certificates; (ii) there has occurred any downgrading or placement on "credit watch" for possible downgrade in the rating accorded any securities of or guaranteed by CSRC, SOAI or FSC or Charming Shoppes, Inc., by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange; (iv) trading of any securities of or guaranteed by CSRC or FSC or Charming Shoppes, Inc. shall have been suspended on any exchange or in any over-the-counter market; (v) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; or (vi) there shall have occurred any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impracticable or inadvisable to proceed with completion of the sale and payment for the Certificates.

            13. If any Underwriter defaults in its obligations to purchase Certificates hereunder and the aggregate principal amount of the Certificates that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of such Certificates, the Representative may make arrangements satisfactory to CSRC for the purchase of such Certificates by other persons, including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Certificates that such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Certificates with respect to which such default or defaults occur exceeds 10% of the total principal amount of such Certificates and arrangements satisfactory to the Representative and CSRC for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or CSRC, except as provided in Section 9. In any such case, either the Representative or CSRC shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability for its default.

            14. If for any reason other than as set forth in Section 13 the purchase of the Certificates by the Underwriters is not consummated, CSRC shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 9 and the respective obligations of CSRC and the Underwriters pursuant to Section 11 shall remain in effect. If the purchase of the Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clauses (iii), (iv), (v) or (vi) of Section 12, CSRC will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Certificates.

            15. Any action by the Underwriters hereunder may be taken by Bear Stearns on behalf of the Underwriters, and any such action taken by Bear Stearns shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167 (Facsimile No.: 212-___-____), Attention: ________________. Notices
to CSRC shall be given to it, c/o Charming Shoppes, Inc., 450 Winks Lane, Bensalem, Pennsylvania 19020, Attention: General Counsel.

            16. This Agreement shall become effective upon execution and delivery of the applicable Terms Agreement.

            17. This Agreement shall inure to the benefit of and be binding upon CSRC, SOAI, FSC, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Certificates from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

            18. THIS AGREEMENT MAY BE SIGNED IN COUNTERPARTS, EACH OF WHICH SHALL BE AN ORIGINAL AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement among CSRC, SOAI, FSC and the several Underwriters in accordance with its terms.


                                    Very truly yours,

                                    CHARMING SHOPPES RECEIVABLES CORP.


                                    By:  ___________________________________
                                         Name:
                                         Title:


                                    SPIRIT OF AMERICA, INC.


                                    By:  ___________________________________
                                         Name:
                                         Title:


                                    FASHION SERVICE CORP.


                                    By:  ___________________________________
                                         Name:
                                         Title:


The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.


BEAR, STEARNS & CO. INC.,
as Representative of the Underwriters
named in Schedule I to the Terms Agreement


By:___________________________________
     Name:
     Title:

                                                                       EXHIBIT A

                     [FORM OF SERIES 1999-1 TERMS AGREEMENT]
                          CHARMING SHOPPES MASTER TRUST
                         Series    [ %] [Floating Rate]
                            Asset Backed Certificates

                                 TERMS AGREEMENT

                              Dated: _______ , 19__

To:   Charming Shoppes Receivables Corp.

Re:   Underwriting Agreement dated _______ , 19__ .

Underwriters:    The Underwriters named on Schedule I attached hereto are the
                 "Underwriters" for the purpose of this Agreement and for the purposes of the above referenced Underwriting Agreement as such Underwriting Agreement is incorporated herein and made a part hereof.

Terms of Certificates:


Initial Investor Interest     Interest Rate or Formula     Price to Public (1)
-------------------------     ------------------------     -------------------


(1) Plus accrued interest at the applicable rate from ______ , 199_ .

Certificate Rating [s]: ["_______ " by Moody's Investors Service, Inc.] ["_______ " by Standard & Poor's Corporation] [other]

Distribution Dates: ____________________ .

Closing Date:______

Credit Enhancement Provider:

Trustee:

Pooling and Servicing Agreement:

Supplement:

Purchase Price:

            The purchase price payable by the Underwriters for the Certificates covered by this Agreement will be the following percentage of the principal amounts to be issued:

            Per Certificate _____________ %

Registration Statement:

Underwriting Commissions, Concessions and Discounts:

            The Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Certificates, shall be as follows:

Underwriting
Discounts and               Selling
Concessions                 Concessions                Reallowance
-----------                 -----------                -----------
               %                          %                          %


Location of Closing:

Payment for the Certificates:

Opinion Modifications:

            The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above referenced Series of Certificates set forth opposite their names on Schedule I hereto.

BEAR STEARNS & CO. INC.
as Representative of the Underwriters
named in Schedule I hereto



By:___________________________________
      Name:
      Title:


Accepted:


CHARMING SHOPPES RECEIVABLES CORP.



By:___________________________________
      Name:
      Title:



SPIRIT OF AMERICA, INC.



By:___________________________________
      Name:
      Title:



FASHION SERVICE CORP.



By:___________________________________
      Name:
      Title:

                                   SCHEDULE I

                                  UNDERWRITERS

      $_____________________________ Principal Amount of Series ______
[______ %] [Floating Rate] Asset Backed Certificates.

                                         Principal Amount
                                         ----------------
[Name of Underwriter]                       $
                                            ----------

                                            ==========

                          CHARMING SHOPPES MASTER TRUST
         $__________ Floating Rate Class A Asset Backed Certificates $__________ Floating Rate Class B Asset Backed Certificates

                                 TERMS AGREEMENT

                              Dated: April __, 1999

To:   Charming Shoppes Receivables Corp.

Re:   Underwriting Agreement dated April ___, 1999.

Underwriters:    The Underwriters named on Schedule I attached hereto are the
                 "Underwriters" for the purpose of this Agreement and for the purposes of the above referenced Underwriting Agreement as such Underwriting Agreement is incorporated herein and made a part hereof.

Terms of Class A Certificates:

Initial Investor Interest     Interest Rate or Formula     Price to Public (1)
-------------------------     ------------------------     -------------------
$                                                                      %
---------------                                                ---------

(1) Plus accrued interest at the applicable rate from _________, 1999.

Terms of Class B Certificates:

Initial Investor Interest     Interest Rate or Formula     Price to Public (1)
-------------------------     ------------------------     -------------------
$                                                                      %
---------------                                                ---------

(1) Plus accrued interest at the applicable rate from __________, 1999.

Certificate Rating

Class A:          "__________" Moody's Investors Service Inc.
                  "__________" Standard & Poor's Rating Group

Class B:          "__________" Moody's Investors Service Inc.

Distribution Dates:_____________ .

Closing Date:  April __, 1999.

Trustee:  First Union National Bank

Pooling and Servicing Agreement:    Second Amended and Restated Pooling and
Servicing Agreement dated as of November 25, 1997 as amended by the First Amendment dated as of ______________, 1999

Supplement:       Series 1999-1 Supplement dated as of  _______, 1999

Purchase Price:

            The purchase price payable by the Underwriters for the Class A Certificates covered by this Agreement will be the following percentage of the principal amounts to be issued:

            Per Certificate _____________ %

            The purchase price payable by the Underwriters for the Class B Certificates covered by this Agreement will be the following percentage of the principal amounts to the issued:

            Per Certificate _____________%

Registration Statement:

Underwriting Commissions, Concessions and Discounts:

            The Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Certificates, shall be as follows:

                        Underwriting
                        Discounts and          Selling
                         Concessions         Concessions         Reallowance
                         -----------         -----------         -----------
Class A                       %                   %                   %
Class B                       %                   %                   %

Location of Closing:    Mayer, Brown & Platt
                        190 South LaSalle Street
                        Chicago, Illinois  60603-3441

Payment for the Certificates:  Wire transfer of immediately available funds.

            The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above referenced Series of Certificates set forth opposite their names on Schedule I hereto.

BEAR STEARNS & CO. INC.
as Representative of the Underwriters
named in Schedule I hereto



By:____________________________________
      Name:
      Title:


Accepted:


CHARMING SHOPPES RECEIVABLES CORP.



By:____________________________________
      Name:
      Title:


SPIRIT OF AMERICA, INC.



By:____________________________________
      Name:
      Title:


FASHION SERVICE CORP.



By: ____________________________________
      Name:
      Title:

                                   SCHEDULE I
                                     CLASS A
                                  UNDERWRITERS

      $________________ Principal Amount of Floating Rate Class A Asset Backed Certificates.

                                         Principal Amount
                                         ----------------
[Name of Underwriter]                       $
                                            ----------

                                            ==========



                                     CLASS B
                                  UNDERWRITERS


      $________________ Principal Amount of Floating Rate Class B Asset Backed Certificates.

                                         Principal Amount
                                         ----------------
[Name of Underwriter]                       $
                                            ----------

                                            ==========


                                      S-1